SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 XOX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                XOX CORPORATION
                              7640 WEST 78TH STREET
                          BLOOMINGTON, MINNESOTA 55439


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 4, 1998


TO THE SHAREHOLDERS:

        The annual meeting of shareholders (the "Annual Meeting") of XOX Corporation, a Minnesota corporation (the "Company"), will be held on Thursday, June 4, 1998, at 1:30 p.m. local time, at the Decathlon Hotel & Athletic Club, 1700 E. 79th Street, Bloomington, Minnesota for the following purposes:

        1)      To elect members to the Board of Directors;
        2)      To amend the Company's Certificate of Incorporation;
        3)      To amend the Company's Bylaws;
        4)      To amend the Company's 1996 Omnibus Stock Plan;
        5) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and
        6) To act upon such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

        Shareholders of record at the close of business on May 1, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

        Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 also accompanies this Notice.

        You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return your proxy in the reply envelope provided.

                                          By Order of the Board of Directors,


                                          Steven Mercil
                                          Chief Executive Officer

Minneapolis, Minnesota
Dated: May __, 1998

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                 XOX CORPORATION
                              7640 WEST 78TH STREET
                          BLOOMINGTON, MINNESOTA 55439



                  FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1998
                                  AT 1:30 P.M.


                               GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of XOX Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held on June 4, 1998 (the "Annual Meeting"), at 1:30 p.m. local time, at the Decathlon Hotel & Athletic Club, 1700 E. 79th Street, Bloomington, Minnesota, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of the Company. The directors, officers and regular employees of the Company will not receive any additional compensation for such activities. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about May __, 1998.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, is enclosed herewith. THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IS BEING SOLICITED ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS INCLUDED THEREIN, UPON WRITTEN REQUEST TO XOX CORPORATION, 7640 WEST 78TH STREET, BLOOMINGTON, MINNESOTA 55439, ATTENTION:
STEVEN MERCIL. THE COMPANY WILL FURNISH THE EXHIBITS TO SUCH FORM 10-KSB UPON WRITTEN REQUEST TO THE ABOVE ADDRESS AND THE PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS.

                              REVOCATION OF PROXY

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439, Attention: Steven Mercil.


                             RECORD DATE AND VOTING

The voting securities of the Company are shares of its common stock, $.25 par value per share ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting or any adjournment thereof.

At the close of business on May 1, 1998 (the "Record Date"), the Company had issued and outstanding ____________ shares of Common Stock held of record by approximately ____ registered holders on behalf of approximately ____ beneficial owners. Only holders of record of Common Stock are entitled to vote on matters that come before the Annual Meeting or any adjournment thereof. As provided in the Certificate of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the stockholders require a majority vote of the shares of Common Stock represented at the Annual Meeting either in person or by proxy.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. If a quorum is not present or represented at the meeting, the stockholders entitled to vote, present in person, or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

If an executed proxy is returned and the stockholder abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority to vote on one or more matters as to certain shares, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be voted at the meeting for purposes of calculating the vote with respect to such matter.

                       ACTION TO BE TAKEN UNDER THE PROXY

Shares represented by properly executed and returned proxies will be voted as specified on the proxies. Shares represented by proxies where no specification has been made will be voted (i) FOR the election of the six (6) persons named in this Proxy Statement as nominees for election to the Board of Directors, (ii) FOR the amendments to the Company's Certificate of Incorporation, (iii) FOR the amendments to the Company's Bylaws, (iv) FOR the amendments to the Company's 1996 Omnibus Stock Plan, (v) FOR the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year; and (vi) in the discretion of the proxy holders, as to any other business that properly comes before the meeting. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.


                                LEGAL PROCEEDINGS

No director, officer, affiliate, beneficial owner of more than 5% of the Common Stock or stockholder of the Company is known to be an adverse party to the Company or has a material interest adverse to the Company in a legal proceeding.


                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

The Amended and Restated Bylaws of the Company that are to be approved at the Annual Meeting provide for a classified Board of Directors ("Classified Board"). The Amended and Restated Bylaws also provide that the number of directors that constitute the Board of Directors shall be as least one (1). The Board of Directors currently has seven (7) members consisting of Dr. Pradeep Sinha, Steven Mercil, Thomas J. Lucas, Steven B. Liefschultz, John Sherbin II, Bernard
J. Reeck and Richard L. Fast. Each of these directors, with the exception of Dr. Sinha, a Class II Director, whose term does not expire until 1999, has been nominated for election to the Board of Directors at the Annual Meeting. Nominees may be contacted at the offices of the Company. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                         WHOSE TERM WILL EXPIRE IN 2001


Steven Mercil                46          Mr. Mercil has been a director of the
                                         Company since 1997.

Thomas J. Lucas              46          Mr. Lucas has been a director of the
                                         Company since 1995.


Steven B. Liefschultz        50          Mr. Liefschultz has been a director of
                                         the Company since 1997.

                   NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                         WHOSE TERM WILL EXPIRE IN 1999


John Sherbin II              48          Mr. Sherbin has been a director of the
                                         Company since 1997.


                  NOMINEES FOR ELECTION AS CLASS III DIRECTORS
                         WHOSE TERM WILL EXPIRE IN 2000


Bernard J. Reeck             70          Mr. Reeck has been a director of the
                                         Company since 1997.

Richard L. Fast              64          Mr. Fast has been a director of the
                                         Company since 1997.

Shares represented by proxy will be voted, if authority to do so is not withheld, for the election of Steven Mercil, Thomas J. Lucas, Steven B. Liefschultz, John Sherbin II, Bernard J. Reeck and Richard L. Fast, unless one or more of such nominees should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ITS NOMINEES TO THE BOARD OF DIRECTORS.

Certain information about the Company's members of the Board of Directors and Executive Officers is presented below.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table sets forth as of March 31, 1998, the number of shares of the Company's Common Stock beneficially owned by: (i) each director of the Company;
(ii) each of the Named Executive Officers; (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group.

                                       NUMBER OF SHARES OF COMMON       PERCENTAGE OF
NAME                                   STOCK BENEFICIALLY OWNED(1)    OUTSTANDING SHARES
----                                   ---------------------------    ------------------
SAS IP, Inc.                                   382,749(3)                   11.55%
123 East 17th Street
Cheyenne, Wyoming 15342



Minnesota Technology, Inc.                     190,194(4)                    6.16%
111 Third Avenue South
Suite 400
Minneapolis, Minnesota 55401

Dr. Pradeep Sinha(2)                           171,456(5)                    5.43%
Steven B. Liefschultz                          334,200(6)                   10.49%
7630 West 78th Street Bloomington,
Minnesota 55401

Thomas J. Lucas                                126,310(7)                    4.10%
6725 Colby Lane
Bloomfield Hills, Michigan 48239

Steven Mercil(2)                                50,000(8)                    1.61%

Richard Fast                                  None Owned(9)                    *
400 Hill Place
111 Third Avenue South
Minneapolis, Minnesota 55401

John Sherbin II                               None Owned(10)                   *
ANSYS, Inc.
275 Technology Drive
Canonsburg, PA 15317

Bernard Reeck                                  183,128(11)                   5.99%
1232 Duluth Court
St. Paul, MN 55109

Total Executive Officers and                   816,743                      26.76%
Directors as a group (seven persons)


-----------------
*    Less than 1%.

(1) Shares of Common Stock subject to options, warrants, or convertible debt securities currently exercisable or exercisable within 60 days after March 31, 1998 are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, warrants, or convertible debt securities but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, each person or group identified has sole voting and investment powers with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The address of Mr. Mercil and Dr. Sinha is 7640 West 78th Street, Bloomington, Minnesota 55439.

(3) Includes 95,230 shares subject to currently exercisable options and 166,487 shares issuable upon exercise of warrants.

(4) Includes 5,000 shares subject to currently exercisable options and 30,401 shares issuable upon exercise of warrants.

(5) Includes 20,651 shares issuable upon exercise of warrants and conversion privileges and 82,531 shares subject to currently exercisable options.

(6) Includes 105,000 shares subject to currently exercisable options and 29,600 shares issuable upon exercise of warrants.

(7) Includes 6,344 shares subject to currently exercisable options and 25,050 shares issuable upon exercise of warrants.

(8)  Includes 50,000 shares subject to options currently exercisable.

(9) Excludes the securities held by Minnesota Technology, Inc. of which Mr. Fast is the Business/Investment Service Specialist.

(10) Excludes the securities held by SAS IP, Inc. and ANSYS, Inc. Mr. Sherbin II is an officer of both companies.

(11) Includes 5,000 shares subject to options currently exercisable.

                                    DIRECTORS

                                                                                Director
Name                        Age      Position                                    Since
----                        ---      --------                                    -----
Steven Mercil               46       Interim Chief Executive Officer and          1997
                                     President, Interim Chief Financial
                                     Officer and Director(2)(3)

Dr. Pradeep Sinha           39       Vice President of Research, Chief            1987
                                     Technical Officer and Director(2)(3)

Thomas J. Lucas             46       Director(1)(2)(3)                            1995

Steven B. Liefschultz       50       Chairman of the Board of Directors and       1997
                                     Director(1)(2)(3)

John Sherbin II             48       Director(1)                                  1997

Bernard J. Reeck            70       Director(2)(3)                               1997

Richard L. Fast             64       Director(1)                                  1997


(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Executive Committee


STEVEN MERCIL is the Interim Chief Executive Officer, Chief Financial Officer and President of the Company, as well as a member of the Board of Directors. Mr. Mercil was previously the equity fund manager of Minnesota Technology, Inc.
(MTI), an equity investment fund specializing in Minnesota technology companies. MTI granted Mr. Mercil a leave of absence to be employed at the Company on an interim basis. Mr. Mercil has more than 13 years of experience assisting in the strategic development and growth of public and private companies. He rejoined the Company's Board of Directors last August after previously serving from 1993 to 1995.

DR. PRADEEP SINHA is a co-founder of the Company, a director and the Vice President of Research and Chief Technical Officer. Dr. Sinha's research provided the basis upon which the Company's software products were developed. Dr. Sinha received his Doctorate from Cornell University in Mechanical Engineering.

THOMAS J. LUCAS is a director of the Company. Mr. Lucas was Group Vice President for Flint Ink Company, located in Detroit, Michigan for seven years. Mr. Lucas holds a J.D. degree from William Mitchell College of Law in St. Paul, Minnesota and a B.A. from the University of Notre Dame.

BERNARD J. REECK is a director of the Company. Mr. Reeck is the president of Group Services Company, which has interests, among others, in the oil and gas industry, and of the Cellars Wines & Spirits Inc., a chain of retail liquor stores in Minnesota. He has also been involved in numerous real estate transactions since 1975. Mr. Reeck has a law degree from the University of North Dakota and is a retired managing editor of West Publishing Company.

STEVEN B. LIEFSCHULTZ is the Chairman of the Board of Directors and a director of the Company. Mr. Liefschultz is Chairman of the Remada Company, a real estate development and management company in Minnesota. Prior to this, Mr. Liefschultz practiced law for 12 years, specializing in commercial litigation, contract negotiation and commercial real estate. He has extensive experience in the development, ownership, financing and management of income real estate and other areas of investment.

JOHN SHERBIN II is a director of the Company. Mr. Sherbin is the Chief Financial Officer, Vice President, Finance and Administration and Secretary of ANSYS, Incorporated (ANSYS). He is also a Director, President and Secretary of SAS IP, Inc. Prior to joining ANSYS, Mr. Sherbin was Chief Financial Officer and Treasurer of II-VI, Incorporated, an infrared materials and electro-components manufacturer, from February 1986 to May 1994. Mr. Sherbin also serves on the Board of Directors of Applied Electro-Optics, Incorporated, a laser scanner and systems company.

RICHARD L. FAST is a director of the Company. Mr. Fast is currently employed by Minnesota Technology, Inc. as a Business/Investment Services Specialist. Minnesota Technology, Inc. is a stockholder of the Company. From 1985 to 1989, Mr. Fast served as the President and CEO of Derata Corporation, a $3.0 million medical-device manufacturer. From 1965 to 1985, Mr. Fast was employed by Medtronic, Inc., an international medical technology company. During his tenure with Medtronic, Inc., Mr. Fast served in a variety of capacities, including Corporate Vice President, U.S. Business Groups, Vice President, U.S. Manufacturing, Director, International Manufacturing, Assistant General Manager and Manufacturing and Product Design Engineer. Mr. Fast received a Bachelor of Science-Electrical Engineering degree from the University of Minnesota.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has four committees - an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee. The recently created Executive Committee takes an active role in the operation and strategic direction of the Company. It is authorized and directed to take any and all necessary and appropriate action of the Company including, but not limited to, forming and appointing members to an advisory committee, determining the compensation of any such advisory committee, conducting executive searches, filling employment positions with the Company, hiring organizational consultants, conducting directorial searches and recommending candidates to the Board of Directors, and negotiating contracts with existing and potential customers of the Company. The Executive Committee met 3 times during 1997. The Executive Committee is composed of Messrs. Lucas, Mercil, Reeck, Liefschultz and Sinha. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, as well as the Company's accounting principles and its system of internal controls, and reports the results of its review to the Board of Directors. The Audit Committee met one
(1) time during 1997. The Audit Committee is composed of Messrs. Lucas, Fast, Liefschultz and Sherbin. The Nominating Committee proposes a nominee for each elective Board of Directors position then vacant or to be vacant. The Nominating Committee will not consider nominees recommended by stockholders. The

Nominating Committee met two (2) times during 1997. Currently the entire Board of Directors serves as the Nominating Committee. The Compensation Committee makes recommendations concerning executive compensation and incentive compensation for employees of the Company, subject to ratification by the Board of Directors. The Compensation Committee did not meet during 1997. Currently the Executive Committee members serve as the Compensation Committee.

1997 MEETINGS OF THE BOARD OF DIRECTORS

Eleven (11) formal meetings of the Board of Directors were held during 1997. In addition, the Board of Directors frequently met on a casual basis and conducted its business through written actions in lieu of meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors or meetings of the Executive, Audit, Nominating or Compensation Committees on which the incumbent director served.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors, executive officers and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Pradeep Sinha, Vice President of Research, Chief Technical Officer and a director of the Company, filed a Form 4 in February 1998 to report a transaction occurring in October 1997. Mr. Sinha also filed a Form 5 in March 1998 to report a transaction occurring in March 1997 and a transaction occurring in October 1997. Steven Mercil, Interim Chief Executive Officer and Chief Financial Officer and a director of the Company filed a Form 3 in November 1997 to report a transaction occurring in October 1997.

To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and no other reports were required, during the year ended December 31, 1997, none of the other Company's directors, executive officers or beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16(a) of the Securities Exchange Act of 1934.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following summary compensation table provides certain information for the past three years ended December 31 concerning executive compensation paid or accrued by the Company to the Company's Chief Executive Officer during the last completed fiscal year whose salary and bonus compensation exceeded $100,000 (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                  ANNUAL COMPENSATION               AWARDS
                                                -------------------------   ---------------------
                                     FISCAL                                 SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR         SALARY         BONUS            OPTIONS
--------------------------------    --------    ------------   ----------   ---------------------
Lawrence W. McGraw(1)                 1997        $125,000       $50,000            86,000
                                      1996        $172,500       $21,000            50,000
                                      1995        $171,255       $30,000              None

Steven Mercil (2)                     1997        $100,000         None             60,000
(Interim Chief Executive Officer
and Chief Financial Officer)

Dr. Pradeep Sinha(3)                  1997         $96,000         None             35,000


-------------------------------

(1) Mr. McGraw served as the Company's Chief Executive Officer until August 6, 1997, at which time he resigned from the Company.

(2) Mr. Mercil became Chief Executive Officer effective October 1997. He is to serve on an interim basis, and will be compensated on a pro rata basis.

(3) Dr. Sinha served as interim Chief Executive Officer from August 1997 to October 1997.


STOCK OPTION GRANTS DURING FISCAL YEAR 1997

The following stock option grants table provides information regarding stock options granted during fiscal year 1997 to the named executive officer in the Summary Compensation Table.

                                        % OF TOTAL OPTIONS      EXERCISE PRICE     EXPIRATION
                                        ------------------      --------------     ----------
       NAME         OPTIONS GRANTED   GRANTED IN FISCAL YEAR      PER SHARE           DATE
       ----         ---------------   ----------------------      ---------           ----
Lawrence W.            10,000(1)               100%                 $4.75        June 30, 1998
McGraw                 76,000(1)               100%                 $2.50        June 30, 1998

Steven Mercil          50,000(2)                33%                 $2.23        October 1, 2007
                       10,000(3)                                    $2.23        October 1, 2007

Dr. Pradeep Sinha      25,000(4)                20%                 $2.50        August 6, 2004
                       10,000(5)                                    $2.23        October 1, 2007


(1) As stated above, Mr. McGraw resigned from the Company in August 1997. Upon his resignation, Mr. McGraw surrendered to the Company all incentive stock options granted to Mr. McGraw. The Company then granted Mr. McGraw nonqualified stock options to purchase 86,000 shares of the Company's Common Stock at exercise prices equivalent to the surrendered options.

(2) Mr. Mercil may exercise the subject nonqualified stock option for up to 1/6 of the option stock commencing December 11, 1997 with additional installments of 1/6 of the option stock becoming exercisable each month thereafter.

(3) Mr. Mercil may exercise the subject nonqualified stock option for up to 100% of the option stock on October 1, 1998

(4) Mr. Sinha may exercise the subject nonqualified stock option for up to 20% of the option stock commencing August 6, 1997 with additional installments of 20% of the option stock becoming exercisable each year thereafter.

(5) Mr. Sinha may exercise the subject nonqualified stock option for up to 100% of the option stock on October 1, 1998.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                NUMBER OF UNEXERCISED          VALUE (1) OF UNEXERCISED
                 NUMBER OF                   OPTIONS AT DECEMBER 31, 1997      OPTIONS AT DECEMBER 31,
                  SHARES         VALUE                                                   1997
                ACQUIRED ON     REALIZED
    NAME         EXERCISE         (1)       EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
    ----         --------         ---       -----------     -------------    -----------    -------------
Lawrence W.          0             0          86,000                  0         No             No Value
McGraw                                                                          Value

Steven B.            0             0           8,333             41,667         No             No Value
Mercil                                                                          Value

Dr. Pradeep          0             0           5,000             30,000         No             No Value
Sinha                                                                           Value


(1) Value is the difference between the exercise price of the option and the closing price of the Common Stock on December 31, 1997 of $1.563.

EMPLOYMENT AGREEMENTS

The Company had an employment agreement with Lawrence W. McGraw in effect until December 31, 1997 or until such agreement was terminated by Mr. McGraw upon 30 days' written notice, subject to the Company's right to terminate the agreement immediately for cause or upon Mr. McGraw's continuing disability. The agreement also provided that the Company could terminate Mr. McGraw at any time for any other reason, subject to the obligation of the Company to pay Mr. McGraw an amount equal to Mr. McGraw's base salary for a period of six months. Mr. McGraw's employment under this agreement ended on August 6, 1997. Mr. McGraw is prohibited from directly or indirectly competing with the Company for a period of 12 months after his resignation, whether for his own account or the account of a third party.

The Company has an oral agreement with Steven B. Mercil regarding his employment as Interim Chief Executive Officer, President, and Chief Financial Officer. Pursuant to such, Mr. Mercil's employment agreement remains in effect on an interim basis commencing October 1, 1997. The Agreement can only be terminated for cause and is not subject to renewal but may be extended by mutual agreement.

DIRECTOR COMPENSATION

The Company has a standard arrangement outlining the compensation to be given to its Board of Directors. Members of the Board of Directors (or the entities with which such directors are affiliated) do not receive any cash compensation for serving on the Board of Directors, except for reimbursement for expenses incurred in attending meetings and, instead, receive a nonqualified stock option to purchase 5,000 shares of the Company's Common Stock for each year of service on the Board of Directors. Members of the Board of Directors have historically received stock options pursuant to the Company's 1996 Omnibus Stock Plan (the "Stock Plan"). Under the recently amended version of the Stock Plan, such stock options, including those granted to members serving on the Board of Directors, are determined by the committee administering such Stock Plan. The prior version of the Stock Plan contained a provision for certain "formula" grants to directors. Pursuant to such formula provisions, directors serving as of the date of the Company's Annual Stockholders Meeting, received a nonqualified stock option to purchase 5,000 shares of Common Stock at 100% of the Fair Market Value of each share on the date of grant. However, the Board of Directors, subject to stockholder approval at the Annual Meeting, amended the Stock Plan and eliminated the formula provision. In addition, during fiscal year 1997, members of the Company's Executive Committee received stock options to purchase 10,000 shares of Common Stock at 85% of the Fair Market Value of each share at the date of grant. Each option granted to directors on the Executive Committee vests one year from the date of grant, provided that on such anniversary date the Optionee has served on such Executive Committee for one year. Other than the formula stock option grants given to directors prior to the amendment of the Stock Plan, the stock options given to directors appointed after the Stock Plan was amended, and the stock options given to the Executive Committee members, the only person to receive additional director compensation during fiscal year 1997 was Steven
B. Liefschultz. Mr. Liefschultz was granted an option to purchase 100,000 shares of Common Stock at a price not less than 85% of the Fair Market Value of the Common Stock on the date of grant. This grant was not made pursuant to the Company's 1996 Omnibus Stock Plan, and was made in consideration of the additional contemplated work to be performed by Mr. Liefschultz. Twenty-five percent (25%) of the shares subject to Mr. Liefschultz's option vested immediately upon grant. Fifty percent (50%) of the shares subject to Mr. Liefschultz's option vested in equal installments on November 30, 1997, December 31, 1997 and January 31, 1998. The remaining 25% of the shares subject to Mr. Liefschultz's option will vest upon the occurrence of certain contingencies related to either the amount of time Mr. Liefschultz works for the Company or the occurrence of various business and financial transactions.

1996 OMNIBUS STOCK PLAN

The Board of Directors of the Company adopted and the Company's stockholders approved the 1996 Omnibus Stock Plan (the "Stock Plan") effective June 14, 1996. The Stock Plan supersedes both the 1987 Incentive Stock Option Plan and the 1987 Non-Qualified Stock Option Plan of the Company, and, while options previously granted thereunder remain exercisable, no new options will be granted under either of the superseded plans. The purpose of the Stock Plan is to promote the interests of the Company and its stockholders by providing personnel of the Company with stronger incentive to put forth maximum effort for the continued success and growth of the Company and to aid the Company in attracting and retaining personnel of outstanding ability. The Company reserved a total of 500,000 shares of Common Stock for issuance under the Stock Plan. On November 11, 1997, the Board of Directors amended the Stock Plan to eliminate the formula provisions of the Stock Plan and to increase the number of shares of Common Stock available for issuance under the Stock Plan. Subject to such stockholder approval at the Annual Meeting, an additional 500,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Plan (so that a total of 1,000,000 shares of Common Stock will have been reserved for issuance under the Stock Plan). If approved by Shareholders at the Annual Meeting, the Company will then have 749,873 shares of Common Stock available for issuance under the Stock Plan.

The Stock Plan is currently administered by the Board of Directors (the "Committee"). The Committee has the responsibility to interpret the Stock Plan and all determinations made by it are final and conclusive, subject in all cases to the provisions of the Stock Plan and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has complete discretion to select the participants and to establish the terms and conditions of each award. Outside Directors are eligible to receive only nonqualified stock options under the Stock Plan.

Employees of the Company are eligible to receive incentive stock options (as that term is defined in Section 422 of the Code), nonqualified stock options, reload options, stock appreciation rights and restricted stock under the Stock Plan. Other key individuals who are not employees, may also be granted nonqualified options under the Stock Plan. Common Stock of the Company granted to recipients may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a stockholder including, without limitation, voting and dividend rights. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Common Stock of the Company, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. Concurrent with the award of any options, the Committee also may authorize reload options to purchase for cash or shares a number of shares of Common Stock. Currently, the Company has not granted any stock appreciation rights or authorized any reload options under the Stock Plan.

The Stock Plan requires that the option price of incentive stock options granted under the Stock Plan shall be no less than 100% of the fair market value of the Company's Common Stock as of the date the option is granted and that the term of an incentive stock option may not exceed ten years. The Stock Plan provides that nonqualified stock options shall have an option price not less than 85% of the fair market value of the Company's Common Stock on the date of grant. The exercise price of any incentive stock option granted to an employee who owns capital stock representing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant must be equal to at least 110% of the fair market value on the date of grant and shall expire five years from the date of grant. The Stock Plan Committee sets the term during which any nonqualified options may be exercised and determines whether such options are exercisable immediately, in stages, or otherwise. All options granted under the Stock Plan are nontransferable and are subject to various other conditions and restrictions. Shares of Common Stock subject to canceled options are available for subsequently granted options under the Stock Plan.

1987 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLANS

The 1987 Incentive and Non-Qualified Stock Option Plans (the "1987 Plans") reserved for issuance 600,000 and 200,000 shares of Common Stock, respectively. The Plans were administered by the Board of Directors which had responsibility to interpret the Plans. Employees of the Company were eligible to receive incentive stock options under the 1987 Incentive Stock Option Plan and nonemployees and employees could receive nonqualified options under the 1987 Non-Qualified Stock Option Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As noted in the chart following the descriptions below, each of the following transactions involved parties related to the Company and were either entered into or otherwise still relevant since the beginning of the last fiscal year.

In February 1993, the Company issued a series of variable repayment debentures (the "VRDs") as part of an exchange of its then current debt. These VRDs include: Collateralized VRDs in the aggregate principal amount of $150,351; Convertible VRDs in the aggregate principal amount of $69,848; Directors VRDs in the aggregate principal amount of $27,767; Employee Interest-Bearing Notes in the aggregate principal amount of $282,266; Employee Non-Interest Bearing Notes in the aggregate principal amount of $276,866; and the SAS IP VRD in the principal amount of $279,657. In connection with a Subordination and Deferral Agreement, the holders of the VRDs hold warrants to purchase 15,302 shares of Common Stock at a purchase price of $1.50 per share. Of these warrants, 9,031 are held by officers and major stockholders of the Company.

With the exception of the Employee Non-Interest Bearing Notes, which bear no interest, the VRDs bear interest at a rate equal to the prime rate plus two percent (2%). Interest is payable on a quarterly basis, and principal is payable out of "adjusted after tax profits" as defined in the instruments evidencing the debt. The Employee Non-Interest Bearing Notes are convertible into Common Stock at a conversion rate of $2.50 per share at the option of the note holder and are payable in eight (8) quarterly installments beginning 90 days after all of the VRDs have been repaid.

The Collateralized VRDs originated out of two loan transactions in 1989. The holders of the Collateralized VRDs have the right to convert unpaid interest into Common Stock at the rate of $15.00 per share. Holders of the Collateralized VRDs have warrants to purchase 26,000 shares of Common Stock at $15.00 per share. Certain officers and directors of the Company hold an aggregate of $23,773 of the Collateralized VRDs and have warrants to purchase 1,500 shares of Common Stock.

The Convertible VRDs originated out of a loan transaction in 1991. The holders of the Convertible VRDs have the right to convert the Convertible VRDs into Common Stock at a conversion rate of either $5.00 per share, or in the event that the Company completes an equity offering greater than $500,000, the conversion rate is 1/2 of the offering price. On June 18, 1996, the Company received waivers of conversion rights from the holders of the Convertible VRDs and, in exchange, $46,914 of the Convertible VRD held by Dr. John A. Swanson, a former director of the Company, was repaid from proceeds of the initial public offering in September 1996. An aggregate of $22,933 of Convertible VRDs and accrued interest of $3,625 were converted into 8,169 shares of Common Stock in June 1996.

The Employee Interest-Bearing Notes and Employee Non-Interest Bearing Notes originated from wage deferrals by the Company's employees from 1988 through 1991. Officers of the Company hold $123,377 and $121,016 of the Employee Interest-Bearing Notes and Employee Non-Interest Bearing Notes, respectively. In November 1996, at a regularly scheduled meeting of the Company's Board of Directors, the Board of Directors authorized a repayment schedule for the next three years on the Employee Interest-Bearing Notes. Over the next three years, up to one-third of an employees' interest-bearing debt will be repaid annually, if the employee agreed to convert an equal or greater amount of his/her non-interest bearing debt into Common Stock at the conversion rate of $2.50 per share. In 1996 two of the Company's officers holding $83,918 of employee interest-bearing debt elected this repayment and conversion option. The 1998 repayment installment was completed by March 31, 1998.

The SAS IP VRD originated out of a loan transaction in 1991. In connection with the original loan, and after the effect of certain anti-dilution provisions, SAS IP has (i) an option to purchase 90,230 shares of Common Stock for $294,578, and
(ii) warrants to purchase 161,204 shares of Common Stock at the rate of $5.68 per share. Both of the foregoing expire two years after the final repayment of the SAS IP VRD. In September 1996, the SAS IP VRD was repaid out of proceeds from the Company's initial public offering. SAS IP remains a significant stockholder of the Company.

In February 1993, the Company issued a license to ANSYS, Inc. that is now held by the affiliated entity SAS IP. This license does not require the payment of future royalties. The Company issued a significant number of prepaid sub-licenses to Concentra, Inc. ("Concentra") (formerly Wisdom Systems, Inc./ICAD), such that it is unlikely that Concentra will pay royalties to the Company in the foreseeable future. In addition, the SAS IP VRD granted SAS IP certain rights with regard to the Company's software should the Company default on any of its obligations thereunder. In particular, SAS IP could have received a nonexclusive, royalty-free license to use a majority of the Company's intellectual property, including using such intellectual property to compete with the Company, in the event of a default.

Beginning in January 1994, the Company obtained bridge loans (the "1994 Bridge Loans") to finance the Company prior to the completion of a private offering of shares of Common Stock. The 1994 Bridge Loans were evidenced by demand promissory notes, the outstanding principal and accrued interest of which became due and payable upon the demand of the holder thereof. The 1994 Bridge Loans bore interest at the rate of ten percent (10%) per year, compounded annually. The $56,000 of the aggregate principal amount of the 1994 Bridge Loans that was still outstanding at the time of the Company's initial public offering, was repaid in September 1996, shortly after receipt of the proceeds of the offering.

Beginning in December 1994, the Company offered a series of 10% convertible debentures (the "Debentures"). On May 31, 1996, all of the Debentures converted into 564,086 shares of Common Stock at a price per share of $3.00.

From April through May 1996, the Company obtained bridge loans (the "1996 Bridge Loans") to finance the Company prior to completion of its initial public offering. The 1996 Bridge Loans were evidenced by promissory notes, on which the principal balance became due and payable on November 15, 1996 or out of proceeds of the initial public offering, whichever occurred first. The 1996 Bridge Loans bore interest at the rate of ten percent (10%) per year, compounded annually. In connection with these loans, the Company issued warrants to purchase 12,500 shares of Common Stock to the holders of the Bridge Loans. The 1996 Bridge Loans were repaid in September 1996, shortly after receipt of proceeds of the initial public offering.

On August 29, 1996 an officer of the Company made a bridge loan of $25,000. This loan was evidenced by a promissory note and bore interest at the rate of 10.75%, compounded annually. There were no warrants to purchase Common Stock issued in this bridge loan transaction. The loan and accrued interest was repaid on September 17, 1996 out of proceeds from the initial public offering.

The following directors, officers and major stockholders of the Company participated in the foregoing transactions as follows:

                                                              DEBT ($)
                  ------------------------------------------------------------------------------------------------
                                                         Employee
                                            Employee       Non-                              Debentures
                  Collater-    Convert-     Interest-    interest                             (Before
                   alized       ible        Bearing      Bearing      SAS IP        1994       Conver-       1996
                    VRDS        VRDS         Notes        Notes         VRD        Bridge      sion)        Bridge
                    ----        ----         -----        -----         ---        ------      -----        ------
Thomas J.            --          --            --           --          --                    238,000(2)    25,000
    Lucas

Minnesota            --          --            --           --          --         150,000     54,000         --
 Technology
    Inc.

SAS IP, Inc.         --          --            --           --       279,657          --         --           --

Pradeep           3,088          --          49,102       48,163        --            --         --           --
Sinha

John A.              --        46,914          --           --          --         56,000        --         25,000
 Swanson(1)

Totals            3,088        46,914        49,102       48,163     279,657      206,000      292,000      50,000



                         Equity (Shares of Common Stock)
------------------------------------------------------------------------------
                                                                   Debentures
                                                                     (After
                                                                   Conversion)

John A. Swanson(1)                                                     --

Thomas J. Lucas                                                      89,371(2)

Minnesota Technology                                                 20,500


(1) John A. Swanson is the Chief Technologist of ANSYS, Inc. which is an affiliated entity of of SAS IP, Inc., a beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

(2) In addition, Roger C. Lucas, the brother of Thomas J. Lucas, purchased $25,000 of Debentures which converted into 9,118 shares of Common Stock.

Minnesota Technology, Inc. ("MTI"), had the right under an agreement with the Company to purchase its pro-rata share of certain types of securities issued by the Company, including shares, at the same price and on the same terms as others participating in the offering. The Company notified MTI of the initial public offering and MTI waived those rights.

In August, 1997, Dr. Pradeep Sinha was granted an option to purchase 25,000 shares of the Company's Common Stock as part of this compensation for serving as Chief Executive Officer.

In October, 1997, Mr. Steven Mercil was granted an option to purchase 50,000 shares of the Company's Common Stock as part of his compensation for serving as Chief Executive Officer.

In November 1997, the Company granted a stock option to Mr. Steven B. Liefschultz, the Chairman of the Board of Directors and a director of the Company, to purchase 100,000 shares of Common Stock at a price not less than 85% of the Fair Market Value of the Common Stock on the date of grant. This grant was not made pursuant to the Company's 1996 Omnibus Stock Plan, and was made in consideration of the contemplated work to be performed my Mr. Liefschultz. Twenty-Five Percent (25%) of the shares subject to Mr. Liefschultz's option vested immediately upon grant. Fifty-percent (50%) of the shares subject to Mr. Liefschultz's option vest in equal installments on November 30, 1997, December 31, 1997 and January 31, 1998. The remaining 25% of the shares subject to Mr. Liefschultz's option vest upon the occurrence of certain contingencies related to either the amount of time Mr. Liefschultz works for the Company or the occurrence of various financing or transactions.

On November 25, 1997, the Company's Board of Directors approved the private placement of up to 100,000 shares of the Company's unregistered Common Stock to members of the Company's Board of Directors at a price of $1.50 per share (the"Private Placement"). Each member of the Board of Directors was offered the ability to purchase his proportional share of the Private Placement. Messrs. Steven B. Liefschultz and Bernard J. Reeck each agreed to participate in the Private Placement, with each purchasing 50,000 shares of such Common Stock. The total offering price for the Private Placement was $150,000, and the securities were sold pursuant to exemptions under Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, as well as pursuant to Rules 504 and 506 of Regulation D.

On December 2, 1997 the Company entered into a lease agreement (the "Lease") with the Braemar Business Center, LLC regarding the leasing of the Company's office space. Prior to December 31, 1997, Mr. Steven B. Liefschultz, Chairman of the Company's Board of Directors, had a significant ownership interest in Braemar Center, LLC.

The Company intends that all ongoing and future transactions between the Company and its directors, officers, principal stockholders and affiliates of any such persons will be on terms no less favorable to the Company than those that are generally available from unaffiliated third parties, and will be ratified by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transaction.


                                  PROPOSAL TWO:
                          AMENDMENT TO THE CERTIFICATE
                         OF INCORPORATION OF THE COMPANY

The Board of Directors of the Company has unanimously adopted resolutions declaring the advisability of, and submits to the stockholders for approval, various amendments (the "Amendments") to the Company's existing Amended and Restated Certificate of Incorporation (the "Certificate") substantially in the form attached hereto as Appendix A. The Amendments seek to

(a) conform the Company's existing Certificate to current provisions of the General Corporation Law of the State of Delaware, (b) change the percentage of stockholder votes required to remove a director from 75% to two-thirds (2/3) or sixty-six and sixty-seven one hundredths percent (66.67%) of all stockholders authorized to vote, (c) simplify the language of some of the current provisions within the Certificate, and (d) give the requisite authority to the Board of Directors to amend the Company's Amended and Restated Bylaws (the "Bylaws"), without requiring a stockholder meeting and subsequent stockholder vote.

The principal terms of the Amendments and their effect on the Company, the Board of Directors and the stockholders are summarized below. The summary set forth below is qualified in its entirety by reference to the full text of the Certificate set forth in Appendix A.

1.       CHANGE OF ADDRESS.

         CHANGE:

         Article SECOND of the Company's existing Certificate is being amended to eliminate unnecessary wording and simplify its language. The current language is difficult to read and may create unnecessary confusion.

         EFFECT ON STOCKHOLDERS:

         This Amendment should not have any material effect upon the stockholders.

2.       REMOVAL OF DIRECTORS.

         CHANGE:

         Article SEVENTH of the Company's existing Certificate requires the Company to maintain a Board of Directors of at least three members and establishes a maximum number of seven directors. The Amendment eliminates the requirement for a maximum number of directors and allows the Board of Directors to determine the appropriate number of directors for the Company, requiring only a minimum of one director. The current Board of Directors believes that the limit on the maximum number of directors is unnecessary for the Company as it prohibits additional members being elected to the Board of Directors. The Amendment to the Certificate will make it consistent with the Company's Bylaws. In addition, the current version of the Certificate provides that a director may be removed only for cause and only upon the affirmative vote of 75% or more of the outstanding shares of the Company. This provision is inconsistent with the Company's Bylaws which state that a director of the Company may be removed with or without cause only by an affirmative vote of the holders of two-thirds (2/3) or sixty-six and sixty-seven one hundredths percent (66.67%) or more of the outstanding shares of capital stock of the Company. Therefore, the Certificate is being amended to be consistent with the Bylaws and provide that a director may be removed with or without cause only by an affirmative vote of the holders of two-thirds (2/3) or sixty-six and sixty-seven one hundredths percent (66.67%) or more of the outstanding shares of capital stock of the Company.

         EFFECT ON STOCKHOLDERS:

         The effect of both of these changes will be to provide more flexibility for the Company and its Board of Directors in regard to Board of Directors composition. These changes will not have any material effect upon the stockholders as they will have the same rights they had prior to the Amendment.

3.       ELIMINATION OF ACTION BY WRITTEN CONSENT OF MAJORITY OF DIRECTORS.

         CHANGE:

         Article ELEVENTH of the Company's existing Certificate is being eliminated because it is not consistent with current Delaware law. The Amendment, once effective, will eliminate the ability of the Board of Directors to act without having a meeting by anything less than unanimous written consent. This Amendment may appear to impair the Board of Director's ability to act without a meeting; however, it is required under Delaware law. This Amendment will ensure that the Company's Certificate complies with current Delaware law in this regard.

         EFFECT ON STOCKHOLDERS:

         This Amendment should not have any material effect upon the stockholders.

4.       AMENDMENT OF BYLAWS.

         CHANGE:

         Article TENTH of the Company's existing Certificate is being amended and changed to give the Board of Directors the authority to amend, alter, or repeal the Bylaws of the Company (subject to those amendments which are required to be brought before the stockholders under Delaware law). While this ability currently exists according to the Bylaws dated July 12, 1996, in order to comply with Section 109 of the General Corporate Law of the State of Delaware, this authority must also be specifically identified in the Certificate. To date, the Certificate does not expressly give this authority to the Board of Directors. This Amendment will allow the Company's Board of Directors to amend or alter the Bylaws of the Company without requiring a stockholder vote. This right to amend the Bylaws of the Company will still be limited to the powers conferred upon the Board of Directors of the Company by the State of Delaware.

         EFFECT ON STOCKHOLDERS:

         This Amendment will not have a material effect upon the stockholders. Instead, this change will modify the Certificate to be consistent with the Bylaws and to comply with current Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.


                                 PROPOSAL THREE:
                     AMENDMENT TO THE BYLAWS OF THE COMPANY

The Board of Directors of the Company has approved amendments to the Bylaws of the Company substantially in the form attached hereto as Appendix B (the "Bylaw Amendments"). The Bylaw Amendments seek to (a) update and change the Bylaws by clarifying certain provisions, (b) add desirable provisions that were missing in the prior versions of the Bylaws, (c) conform the Bylaws with the Certificate, and (d) have the Bylaws be consistent with current Delaware law.

The principal terms of the Bylaws are summarized below. The summary set forth below is qualified in its entirety by reference to the full text of the Bylaws and the Bylaw Amendments substantially as set forth in Appendix B.

1.       GENERAL.

         CHANGE:

         Various grammatical changes are being made by the Bylaw Amendments. These changes can be found in Article II, Sections 2, 3, 7, and 8;
         Article III, Sections 7, 11, and 15; Article V, Section 1; Article X,
         Section 1; and Article XII. These changes are being made merely to clarify and simplify the language in the Bylaws as well as to update the current descriptions of the management structure of the Company.

         EFFECT ON STOCKHOLDERS:

         These changes will not have any material effect upon the stockholders.

2.       PROXIES.

         CHANGE:

         Article II, Section 9 of the Company's existing Bylaws is being changed to provide for a longer default duration of the proxies used by the Company. The reason for the addition is that it is allowed under Delaware law and provides more flexibility for the Company and its stockholders to conduct their business. Language is also being added to this provision to clarify the acceptability of an irrevocable proxy.

         EFFECT ON STOCKHOLDERS:

         This change will allow the stockholders to use their proxies for a longer period of time and is intended to increase the stockholders' and the Company's flexibility as to voting by proxy.

3.       STOCKHOLDER VOTING.

         CHANGE:

         Article II, Section 11 of the Company's existing Bylaws is being changed to clarify how stockholder voting occurs. The new language states that each voting share of stock held by each stockholder represents one vote. There is also an addition of a new Section 12 under Article II which clarifies how the record date for voting and other events is determined by the Company.

         EFFECT ON STOCKHOLDERS:

         These additions do not have any material effect on stockholders' rights and are merely being effected to eliminate ambiguity in such matters.

4.       ELIMINATION OF ODD NUMBER OF DIRECTOR REQUIREMENT.

         CHANGE:

         Article III, Section 1 of the Company's existing Bylaws is being changed to eliminate the mandatory odd number of directors. While the Company understands the benefits of having an uneven number of Directors for voting purposes, the current Board of Directors believes that this requirement has proved to be cumbersome for the Company. When a director has been removed or has resigned from the Board of Directors, the Board of Directors has been forced to hastily find a replacement for such director in an effort to avoid non-compliance with the Bylaws, rather than with a view toward the most suitable replacement. In addition, this section is being changed to state that the Company will not have a maximum number of directors, and that the minimum number of directors shall be one. Language is also being added stating that directors need not be stockholders of the Company. This new language will increase the Company's ability to retain individuals to serve on the Board of Directors.

         EFFECT ON STOCKHOLDERS:

         These changes should not have a material effect on the stockholders. These changes do not impair any of the stockholder's current rights and, instead, are intended to help the Company and the Board of Directors better manage their affairs.

5.       WRITTEN ACTION OF DIRECTORS.

         CHANGE:

         Article III, Section 15 of the Company's existing Bylaws is being changed to allow written action by the directors in lieu of a meeting only if such action is in writing and signed by all of the members of the Board of Directors. The current version of the Bylaws provide for action in lieu of a meeting if such action is in writing and is signed by the number of directors that would be required to take the same action at a meeting of the Board of Directors at which all directors were present. This provision is inconsistent with Delaware law as it currently exists and is being amended to be in compliance with current Delaware law.

         EFFECT ON STOCKHOLDERS:

         The change in the Bylaws will not have a material effect upon the stockholders of the Company, as it does not alter or impair any of their current rights. The change will have a significant effect upon the Board of Directors, as it will no longer be able to act by written consent unless all directors sign such consent in writing. However, this change is required to enable the Company's Bylaws to comply with current Delaware law, as such unanimous consent was already required thereunder.

6.       COMMITTEES.

         CHANGE:

         Article III, Sections 17, 18 and 19 of the Company's existing Bylaws are being deleted and being replaced with a new Article III, Section
         17. The new Section 17 governs committees to be designated by the Board of Directors. It authorizes the Board of Directors to designate, define and determine which committees the Company will have. It specifically authorizes the Company to have an Executive Committee, an Audit Committee, and a Compensation Committee. While the Company is currently authorized to have such committees, the Company does not always have such committees, and their functions are usually performed by the entire Board of Directors. The prior references in the current version of the Bylaws to specific committees, including the Technical Advisory Committee is being deleted, as no such committee currently exists and its functions are being performed by the Board of Directors. The new
         Article III, Section 17 stipulates what the Board of Directors may do in its use of committees but does not require any specific type of such committee.

         EFFECT ON STOCKHOLDERS:

         The effect of this change upon the stockholders will not be significant. The Board of Directors's authority in regard to such matters is simply being delineated. The change will significantly clarify the Board of Director's ability to govern and manage the Company. In addition, this change is consistent with Delaware law.

7.       OFFICERS.

         CHANGE:

         Article IV of the Company's Bylaws regarding the officers of the Company is being changed in its entirety. Current Sections 1, 2, and 4
         - 10 are eliminated and being replaced with new Sections 1 and 2. These new sections state what officers the Company may have, and the specific powers and duties of such officers. The prior versions of these sections proved to be either too cumbersome upon the Board of Directors or not used at all by the Board of Directors or the Company. The new provisions provide for greater flexibility for the Board of Directors to manage the Company. These new provisions are also consistent with Delaware law as it currently exists.

         EFFECT ON STOCKHOLDERS:

         The effect of these provisions upon the stockholders will not be material as they only effect the Board of Directors's discretion in appointing officers, a function which was already and is exclusively within the purview of the Board of Directors.

8.       RESIGNATION AND REMOVALS.

         CHANGE:

         Article V, Section 1 of the Company's existing Bylaws governing the removal of officers is being amended to allow the Board of Directors to remove an officer with or without cause assuming such removal is without prejudice to the contractual rights of such officer, if any, of the Company. This is a change from the current version of the Bylaws which allow for such removal upon two-thirds (2/3) vote of the Board of Directors. This change is necessary as it reflects the true intentions of the Company and the Board of Directors and is consistent with the spirit of the Company's goals. The Board of Directors does not believe there are significant reasons why officers should require a higher than majority vote to be removed; the officers are to serve on behalf of the Company under the Board of Directors's guidance and should be removable without a super-majority vote.

         EFFECT ON STOCKHOLDERS:

         This change will not have a material effect upon the rights of the stockholders, as they currently do not have significant rights regarding removing officers. The change will, however, provide the Board of Directors more flexibility in their operating of the Company. This change is also consistent with Delaware law.

9.       STOCK.

         CHANGE:

         A new Article VI is being added to the Bylaws. This new Article outlines how the shares of stock in the Company will be represented, and the procedures the Company will use in the event such certificates are lost, stolen or destroyed. While the Company has currently followed these policies to date, there has not previously been a provision for such in the Company's Bylaws.

         EFFECTIVE ON STOCKHOLDERS:

         This section will not alter any of the rights of the stockholders, as it merely articulates what has been the current practice of the Company. This change is also consistent with Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE BYLAWS.


                                 PROPOSAL FOUR:
                             AMENDING THE COMPANY'S
                             1996 OMNIBUS STOCK PLAN

                               GENERAL INFORMATION

On June 14, 1996, the Company's Board of Directors adopted the XOX Company 1996 Omnibus Stock Plan (the "Stock Plan"). The purpose of the Stock Plan is to attract and retain executives and other key employees, directors and consultants, as well as to reward such persons who contribute to the achievement of the Company's success, by giving them a proprietary interest in the Company. The Stock Plan authorizes the granting of stock options, stock appreciation rights ("SARs"), restricted stock and deferred stock awards.

 As of March 31, 1998, 250,127 shares are outstanding under the Stock Plan and 749,873 shares were available for future grant subject to shareholder approval of the amended Stock Plan. No SARs, restricted stock or deferred stock awards have been made under the Stock Plan.

                          AMENDMENTS TO THE STOCK PLAN

On October 1, 1997, the Company's Board of Directors approved certain amendments to the Stock Plan. The Company is submitting for stockholder approval amendments to the Stock Plan (i) to increase the number of shares of Common Stock reserved for issuance under the Stock Plan from 500,000 shares to 1,000,000 shares, and
(ii) to eliminate the provisions regarding formula awards granted to non-employee officers and non-employee members of the Board of Directors previously required under Section 16 of the Securities Exchange Act of 1934. The Board of Directors has deemed it prudent to increase the shares available for grants under the Stock Plan to facilitate future awards under the Stock Plan, thereby providing appropriate incentive for attracting and retaining qualified individuals.

Pursuant to the authority granted to the Board of Directors under the Stock Plan, the Board of Directors has also amended the Stock Plan to comply with the new Rule 16b-3, established by the Securities and Exchange Commission, and
Section 162(m) of the Internal Revenue Code. These other amendments include the clarification that the Stock Plan may be administered by the entire Board of Directors or by a committee (the "Stock Plan Committee") of at least two directors who will meet the definition of a "non-employee director" under Rule 16b-3 and the definition of an "outside director" under Section 162(m), and that members of the Board of Directors are eligible to receive awards under the Stock Plan other than the previously provided automatic option grant to directors for service on the Board of Directors.

The principal terms of the Company's 1996 Omnibus Stock Plan, as amended and restated, are summarized below. The summary set forth below is qualified in its entirety by reference to the full text of the Stock Plan set forth in Appendix C.

ELIGIBILITY. Officers, other key employees of the Company and any subsidiaries, members of the Board of Directors and consultants are eligible to be granted stock options, SARs, restricted stock or deferred stock under the Stock Plan. Currently, 13 employees, as well as all the Company's non-employee directors are eligible to participate in the Stock Plan. The Board of Directors, or the Stock Plan Committee, selects optionees and participants and determines the number of shares, the price, the term and the vesting provisions for each award.

STOCK OPTIONS. The Stock Plan permits the granting of two types of options: (i) Incentive Stock Options, which are intended to qualify under Section 422 of the Internal Revenue Code, and (ii) Nonqualified Stock Options. The option price of an Incentive Stock Option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, and the exercise price of a Nonqualified Stock Option may not be less than 85% of the fair market value on the date of grant. If an individual owns more than 10% of the combined voting power of the Company's outstanding voting stock, the option price shall be no less than 110% of the fair market value on the date of grant.

The term of each option is established by the Stock Plan Committee, but shall not exceed 10 years (five years in the event of an optionee who owns more than 10% of the combined voting power of the Company's outstanding voting stock). Each option will become exercisable at such time and on such conditions as determined by the Stock Plan Committee.

STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") is a right given to a person in conjunction with a stock option. The SAR enables the option holder to elect to receive the difference between the option exercise price and the market price of the stock in cash or stock, or a combination of both. The option holder surrenders the option to the Company and receives the "gain" in cash or stock. As of the date of this Proxy Statement, no SARs have been granted under the Stock Plan.

RESTRICTED STOCK. The Board of Directors (or the Stock Plan Committee) may issue shares of restricted stock to participants in the Stock Plan which are conditioned upon the achievement of specified performance goals. The recipient of an award of restricted stock has no rights with respect to the stock unless and until the recipient has achieved those goals. As of the date of this Proxy Statement, no restricted stock has been issued under the Stock Plan.

DEFERRED STOCK. Similar to restricted stock, deferred stock awards may be issued under the Stock Plan which are conditioned upon the attainment of specified performance goals. The provisions of deferred stock awards and restricted stock awards need not be the same with respect to each recipient. As of the date of this Proxy Statement, no deferred stock has been issued under the Stock Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

Generally speaking, an optionee will not realize taxable income upon either the granting or exercise of an Incentive Stock Option. However, upon exercise of the Incentive Stock Option, the amount by which the fair market value of any shares exercised exceeds the option price is an item of tax preference for purposes of the alternative minimum tax. Upon the sale of such stock, the optionee generally will recognize capital gain or loss if the stock has been held for at least two years from the date of the option grant and at least one year after the stock was purchased. Such capital gain or loss will be treated as long-term capital gain or loss and taxed at a maximum rate of 20% if the stock was held for at least 18 months, and will be treated as mid-term capital gain or loss and taxed at a maximum rate of 28% if the stock was held for more than 12 months but less than 18 months. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The balance of any gain will be characterized as capital gain. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income.

An optionee also will not realize taxable compensation income upon the grant of a Nonqualified Stock Option. When an optionee exercises a Nonqualified Stock Option, he or she realizes taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. Upon the disposal of stock acquired pursuant to a Nonqualified Option, the optionee's basis for determining taxable gain or loss will be the sum of the option price paid for the stock plus any related compensation income recognized by the optionee, and such gain or loss will be long-term or short-term capital gain or loss depending on whether the optionee has held the shares for more than one year.

The grant of restricted stock and deferred stock will not result in immediate income for the participant or a deduction for the Company for federal income tax purposes, assuming the shares are not transferable and subject to restrictions creating a "substantial risk of forfeiture," as intended by the Company. If the shares are transferable or there are no such restrictions or deferral periods, the participant will generally realize compensation income upon receipt of the award. Otherwise, any participant generally will realize taxable compensation income when any such restriction or deferral period lapses. The amount of such income will be the value of the Common Stock on that date, less any amount paid for the shares. Dividends paid on the Common Stock and received by the participant during the restricted period or deferral period would also be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. A participant may elect, under Section 83(b) of the Internal Revenue Code, to be taxed on the value of the stock at the time of award. If this election is made, the fair market value of the stock at the time of the award is taxable to the participant as compensation income and the Company is entitled to a corresponding deduction.

                            REGISTRATION WITH THE SEC

The Company has not filed a Registration Statement covering the offering of the shares under the Stock Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. If Proposal Four is adopted, the Company currently plans to file such a Registration Statement covering the original 500,000 and the additional 500,000 shares available for issuance under the Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1996 OMNIBUS STOCK OPTION PLAN.


                                 PROPOSAL FIVE:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has selected Ernst & Young LLP to serve as independent auditors to the Company for the fiscal year ending December 31, 1998 and recommends that the stockholders of the Company appoint Ernst & Young LLP as the Company's independent auditors. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire and to respond to appropriate questions. If the appointment of Ernst & Young LLP is not ratified by the stockholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.


                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

Any stockholder proposals for the Company's 1999 Annual Meeting anticipated to be held in the second quarter of 1999 must be received by the Company no later than January 1, 1999, in order to be included in the Company's proxy statement. The proposals also must comply with all applicable statutes and regulations. Such proposals should be directed to the attention of the Secretary, XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439.

                                APPRAISAL RIGHTS

Under the General Corporation Laws of the State of Delaware, holders of Common Stock are not entitled to appraisal rights in connection with the amendments to the Articles of Incorporation or Bylaws. In addition, the Certificate of Incorporation does not contain a provision conferring appraisal rights upon certain holders of Common Stock in connection with amending the Certificate of Incorporation or the Bylaws. As such, stockholders who do not vote in favor of the amendments to the Certificate of Incorporation or Bylaws are not entitled to appraisal rights under Section 262 of the General Corporation Laws of the State of Delaware.

                                 OTHER BUSINESS

The Company knows of no other business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies. The Company also requests that each stockholder pay special attention to the items addressed in the cover letter to this Proxy Statement by Mr. Steven Mercil, as it relates to the current status of the Company and outline the direction the Company anticipates moving in the future. Although these developments are not subject to stockholder vote, the Company deems them to be important enough to be brought to each stockholder's attention.

If you have any questions with respect to the matters set forth in this Proxy Statement or the Annual Meeting, please do not hesitate to contact Steven Mercil, acting Chief Executive Officer, XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439.

By Order of the Board of Directors




Steven Mercil
Chief Executive Officer

Bloomington, Minnesota
May __, 1998

                                   APPENDIX A
                     THE AMENDED AND RESTATED CERTIFICATE OF
                  INCORPORATION EFFECTING THE PROPOSED CHANGES

RESOLVED, that of the Amended and Restated Certificate of Incorporation of XOX Corporation, a corporation subject to the provisions of the General Corporation Law of the State of Delaware, shall be amended to read as follows:

           FIRST: The name of the corporation is XOX Corporation.

           SECOND: The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, County of Kent, Delaware 19901. The name of the Corporation's registered agent in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

           THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation, are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

           FOURTH:

           Shares of Stock. The total number of shares of stock which the Corporation shall have authority to issue is 20,000,000. The par value of each of such shares is $.25. These shares shall consist of 10,000,000 common shares, 5,000,000 shares of preferred stock and 5,000,000 undesignated shares. The Board of Directors is authorized to establish, in the manner provided by law, one or more classes or series of shares (which may include, but is not limited to, designation as additional common shares), and to fix the relative rights and preferences of each such class or series.

           The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

           Designation. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

           2A. The number of shares constituting that series and the distinctive designation of that series;

           2B. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

           2C. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

           2D. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

           2E. Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

           2F. Whether that series shall have a sinking fund for the redemption of purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

           2G. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

           2H. Any other relative rights, preferences and limitations of that series.

           2I. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

           1. No Cumulative Voting. There shall be no cumulative voting by the stockholders of the Corporation.

           2. No Preemptive Right. Except as may be otherwise provided by the Board of Directors, no holder of any shares of stock of the Corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares. Transfer of shares of the stock of the Corporation shall be restricted as provided for by such stockholder agreement as shall be on file with the Secretary of the Corporation.

           FIFTH: The Corporation is to have perpetual existence.

           SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under ss.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver of receivers appointed for this Corporation under ss.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

           SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

           1. Classification of Board of Directors.

           1A. The Board of Directors of the Corporation shall consist of at least one (1) or more members, as fixed from time to time by vote of a majority of the entire Board of Directors, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office. Each member of the Board of Directors need not be a stockholder of the Corporation.

           1B. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. Each class of directors whose term shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

           1C. Notwithstanding any other provisions of this Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time, with or without cause and only by the affirmative vote of the holders of two-thirds (2/3) or sixty-six and sixty-seven one hundredths percent (66.67%) or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of section (c) of this Article shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

           1D. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provision of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders, except as the provisions of paragraph (b) (2) of ss.242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

           EIGHTH: The Corporation shall, to the fullest extent permitted by ss.145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           NINTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended General Corporation Law of the State of Delaware.

           Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

           TENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter, and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise.

           ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.

                                   APPENDIX B

                         THE AMENDED AND RESTATED BYLAWS
                         EFFECTING THE PROPOSED CHANGES


                                    ARTICLE I
                                     OFFICES

           Section 1. Registered Office. The registered office of the Corporation required by the General Corporation Law of Delaware to be maintained in the State of Delaware is designated in the Certificate of Incorporation (as amended or restated from time to time, hereinafter referred to as the Certificate of Incorporation). The Board of Directors may, from time to time, change the location of the registered office.

           Section 2. Other Offices.The Corporation may establish and maintain such other offices, within or without the State of Delaware, as the Board of Directors may from time to time determine, or where the activities of the Corporation may require.

                                   ARTICLE II
                             STOCKHOLDERS AND SHARES

           Section 1. Place of Meetings. All meetings of the stockholders of the Corporation shall be held at the registered office of the Corporation in the State of Delaware, at the principal executive office of the, Corporation, or at any other place within or without the State designated by the Board of Directors or by written consent of all the stockholders entitled to vote at the meeting.

           Section 2. Annual Meetings. The annual meeting of the stockholders will be fixed by resolution of the Board of Directors and held in each year, commencing with the year 1986, for the purpose of electing directors and for the transaction of any other business as may come before the meeting; provided that no business for which special notice is required will be transacted unless notice has been given. If for any reason the annual meeting is not held, or the directors are not elected at the annual meetings, directors may be elected at a special meeting held for that purpose, and it shall be the duty of the President, the Vice President, or Secretary, upon demand of any stockholder entitled to vote, to call a special meeting to elect directors. If none of these officers call a special meeting to elect directors upon demand, the stockholders shall have the right and power to call the meeting.

           Section 3. Notice of Annual Meeting. Written notice of the time and place of the annual meeting will be mailed, postage prepaid, at least ten (10) days before such meeting, to each stockholder entitled to vote at the meeting, at the address of the stockholder appearing on the books of the Corporation, or personally delivered by the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting.

           Section 4. Special Meetings. Special meetings of the stockholders, for any purpose(s), unless otherwise prescribed by the Certificate of Incorporation, may be called by the President and will be called by the President or Secretary at the request in writing of two or more members of the Board of Directors, or at the request in writing of the stockholders who hold at least ten percent (10%) of all of the voting shares of the Corporation. Requests shall be made by registered mail or delivered in person to the President, and will state the purpose(s) of the proposed meeting. Activities transacted at any special meeting of the stockholders will be limited to the purpose(s) stated in the notice.

           Section 5. Notice of Special Meetings. Written notice of the time, place, and purpose(s) of the special meeting will be mailed, postage prepaid, at least ten (10) days before the meeting, to each stockholder at the stockholder's address appearing on the books of the Corporation, or personally delivered by the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting.

           Section 6. Waiver of Notice. Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing, by any stockholder. Waiver may be given before or after the meeting and will be filed with the Secretary or entered upon the records of the meeting. A stockholder waiver shall be the equivalent of giving the notice prescribed by Sections 3 and 5 of this Article.

           Section 7. Representatives. A stockholder will annually certify in writing to the Corporation the individual(s) entitled to vote on behalf of the stockholder. If more than one individual is certified, the Secretary shall rank such individuals in the order in which the individuals are certified. If more than one individual is present and if all purport to act for the stockholder, the top ranked individual will be authorized to cast that stockholder's vote or otherwise act on behalf of the stockholder. The individual authorized, at the time, to vote on behalf of the stockholder is the "Representative."

           Section 8. Quorum and Adjournment. A majority of the stockholders in good standing entitled to vote at any meeting, present in person, by their Representative or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute, Certificate of Incorporation or these Amended and Restated Bylaws. If, however, a quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote at the meeting, present in person, by their Representative, or represented by proxy, have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At an adjourned meeting at which it quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or held meeting at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

           Section 9. Proxies. A stockholder may grant his, her, or its proxy to a Representative who may cast the votes represented by the stockholder's shares; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless that proxy specifically provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

           Section 10. Voting Rights. A stockholder may cast his, her, or its vote in person by its Representative or through proxy. When a quorum is present at a time a meeting is convened, the vote of the majority of the stockholders entitled to vote at the meeting present in person, by their Representatives or through proxy will decide any question before the meeting unless the question is one upon which, by express provision of the statute, the Certificate of Incorporation, or Amended and Restated Bylaws a different vote is required, in which case the express provision will govern and control the decision of the question.

           Section 11. Manner of Voting. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question in person, by Representative, or by proxy.

           Section 12. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

           Section 13. Organization of Meetings. At all meetings of the stockholders, the President of the Board of Directors will act as the Chair or, in the Chair's absence, any person appointed by the Amended and Restated Bylaws or, if that person is not available, the Executive Vice- President of the Board of Directors shall act as the Chair. The Secretary of the Corporation will act as Secretary at the meetings or, in the Secretary's absence, any person appointed by the Chair or these Amended and Restated Bylaws will act as Secretary.

           Section 14. Action Without a Meeting. Any action which may lawfully be taken at a meeting of the stockholders may be taken without a meeting if authorized by a writing(s) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation to its registered office in the State of Delaware or its principal place of business. Action taken without a meeting will be effective on the date on which the last signature is placed on the writing(s), or an earlier effective date as is set forth in the Amended and Restated Bylaws. If any action taken requires a certificate to be filed in the office of the Secretary of State, the officer signing the action will certify that the action was effected in the required manner. The stockholders may also vote by mail ballot which will have the same effect as a vote taken at any regular or special meeting; provided, however, the mail ballot will not be effective unless at least a majority of the stockholders in good standing cast their mail ballots.

                                   ARTICLE III
                               BOARD OF DIRECTORS

           Section 1. Number of Directors. The Board of Directors shall consist of at least one (1) or more members; provided, however, that the actual number of directors shall be determined in the discretion of the existing Board of Directors. Directors need not be stockholders.

           Section 2. Initial Directors. The initial directors designated by the incorporator shall serve for a term commencing with the date of appointment, and concluding with the first annual meeting of the stockholders, or until such earlier date as their successors are duly appointed and qualified. In no event will the initial directors serve a term beyond the day prior to the first annual meeting of the stockholders.

           Section 3. Term. Except as provided in these Amended and Restated Bylaws, the initial directors shall serve until their successors are duly elected and qualified by the stockholders. Directors elected by the stockholders will serve for a period of three (3) years; provided, however, that the first elected Board of Directors shall be elected to serve terms as follows: (i) two
(2) directors will be designated to serve for a period of three (3) years; (ii) two (2) directors will be designated to serve for a period of two (2) years; and three (3) directors will be designated to serve for a period of one (1) year.

           Section 4. Successive Terms. Any individual may serve successive terms on the Board of Directors.

           Section 5. Management of Corporate Affairs. The Board of Directors of this Corporation shall control the general management of its affairs and shall elect all officers of this Corporation. In addition to the powers and authorities these Amended and Restated Bylaws confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all lawful acts and things as are directed or required by statute or the Certificate of Incorporation of the Corporation or by these Amended and Restated Bylaws.

           Section 6. Powers Expressly Reserved to the Board of Directors. The Board of Directors will have the sole power to:

           i.         Appoint or remove the officers as provided in Article V.
                      Section 1; and

           ii.        elect officers of the Corporation.

           Section 7. Vacancies. In the event a director dies, resigns, is disabled or is otherwise removed, or in the event that additional positions on the Board of Directors otherwise become available, the vacancy will be filled between annual meetings of the stockholders by such individuals as are appointed by the Board of Directors at any special or regular meeting of such Board of Directors or by a Committee chosen by the Board of Directors for such purposes. A director elected to fill a vacancy will serve for the remainder of the unexpired term of the director replaced, or, in the case of additional authorized Board of Director's positions, until the next meeting of the stockholders of this Corporation.

           Section 8 Voting. Each member of the Board of Directors will exercise one (1) vote and, unless otherwise specified by statute, the Certificate of Incorporation of the Corporation, or these Amended and Restated Bylaws, the acts and resolutions of the Board of Directors will be enacted by a majority vote of those directors constituting a quorum pursuant to Section 13 of this Article.

           Section 9. Annual Meetings. The Board of Directors may hold meetings either within or without the State of Delaware. Annual meetings of the Board of Directors will be held each year at such times and places as determined by the Board of Directors. The Secretary will certify all new appointments to the Board of Directors, as a result of expired terms or vacancy for any reason, from time to time and at the annual meeting.

           Section 10. Regular Meetings. Regular meetings of the Board of Directors will be held quarterly or at times and places determined by the Board of Directors, and upon such notice and at such time and place as shall from time to time be determined by the Board of Directors.

           Section 11. Special Meetings. Special meetings of the Board of Directors may be called by the Chair of the Board of Directors or the Vice-Chair on notice of not less than five (5) business days directed to each director, in accordance with the notice provision of Article VIII. Special meetings will be called by the Vice-President or Secretary in like manner and notice on the written request of thirty percent (30%) of the directors. Activities transacted at any special meeting of the Board of Directors will be limited to the purpose stated in the notice.

           Section 12. Meetings without Notice. Any director may in writing, either before or after the meeting, waive notice; and without notice any director by attendance at and participation in the action taken at any meeting of the Board of Directors will be deemed to have waived notice. Whenever all of the directors of this Corporation are present and consent to or participate in a meeting, the meeting will be deemed to be a legal meeting and all the business transactions will be legal and valid in all respects, the same as though the meeting had been regularly called and notice had been regularly given.

           Section 13. Quorum and Adjourned Meeting. At all meetings of the Board of Directors, there will be a quorum for the transaction of business if there are present directors who constitute a majority of the members of the Board of Directors at the time of the commencement of the meeting. If, however, a quorum is not present at a meeting, the director or directors present will have the power to adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present. If a quorum is present, the act of a majority of the directors present and voting will be the act of the Board of Directors, except as may otherwise be specifically provided by statute, the Certificate of Incorporation, or these Amended and Restated Bylaws. If a quorum is present at the time a meeting of the Board of Directors is commenced, the directors present may continue to transact business until adjournment, whether or not the remaining number of directors present during such meeting constitutes less than a quorum. "Presence" for purposes of determining a quorum of the Board of Directors or any committee of the Board of Directors shall include participation by a telephonic or other means of communication described in Section 16 of this Article.

           Section 14. Vote Required. All directors shall have full and equal voting rights on all matters coming before the Board of Directors. A valid action by the Board of Directors shall require not less than the affirmative vote of a majority of directors constituting a quorum at any annual, regular, or special meeting. A director not present at any meeting of the Board of Directors may vote on matters before the Board of Directors if such director provides to the Secretary advance written consent or opposition to such matter or matters. Such vote shall be counted in determining passage or defeat of any matter before the Board of Directors. However, directors may not cast votes by representative or by proxy.

           Section 15. Written Action of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Amended and Restated Bylaws, any action may be taken by the Board of Directors without a meeting, by written action of the Board of Directors signed by all of the members of the Board of Directors. Written action will be effective upon the date the last signature of the required number of Directors is placed on the writing(s), or such earlier or later date as set forth in the Resolution. Any action of a committee of the Board of Directors may be taken in the same manner and in accordance with the same procedures as provided in this section for the Board of Directors.

           Section 16. Attendance at Meetings; Waiver of Notice. Unless otherwise restricted by the Certificate of Incorporation or these Amended and Restated Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation will constitute presence in person at the meeting. Attendance or presence of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the Board of Directors need be specified in the waiver of notice of such meeting.

           Section 17. Committees. The Board of Directors may, by resolution passed by a majority of the Board of Directors, designate, define the authority of, set the number, and determine the identity of members of, one or more committees including, but not limited to, an Executive Committee of the Board of Directors charged with such authority as the Board of Directors delineates, an Audit Committee, and a Compensation Committee. Each committee may consist of one or more directors of the Corporation. The Board of Directors may, by similar vote, designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any committee, to the extent provided in the resolution, will have and may exercise all the powers and authority of the Board of Directors in the management and the business affairs of the Corporation. Unless otherwise stated in the resolution creating it or in these Amended and Restated Bylaws, committee actions will be taken only upon affirmative vote of all members of the committee. Failure of a committee to reach agreement upon any issue before it will require referral of such issue to the entire Board of Directors.

           Section 18. Committee Minutes. Each committee shall keep regular minutes of its meetings and report minutes to the Board of Directors when required.

           Section 19. Compensation of Directors and Committee Members. Directors and Committee members may be compensated for their duties as directors and committee members, including such acts, actions or services as the Board of Directors may from time to time determine to be directly in the furtherance of the business of, and in the best interest of the Corporation. Directors and committee members may be reimbursed by the Corporation for reasonable expenses necessarily incurred as a result of attending Board of Directors or committee meetings or rendering other authorized services on behalf of the Corporation. No payment will preclude directors from serving the Corporation in and receiving compensation for, any other capacity.

           Section 20. Removal of Directors. Unless otherwise provided by the Certificate of Incorporation or these Amended and Restated Bylaws, a director may be removed, with or without cause, upon a two-thirds (2/3) or sixty-six and sixty-seven one hundredths (66.67%) percent vote of the stockholders.

           Section 21. Remaining Term. The remaining term of a director who, by reason of death, removal or resignation shall be filled upon a majority vote of the remaining directors, at a regular meeting of the Board of Directors called for that purpose, and the director so elected shall serve the remaining term of the departing or departed director. Resignations of directors shall be governed by Article V of these Amended and Restated Bylaws.

                                   ARTICLE IV
                                    OFFICERS

           Section 1. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer and a Secretary, and it may, if it so determines, choose a Chairman of the Board of Directors and a Vice Chairman of the Board of Directors from among its members. The Board of Directors may also choose to designate other Corporate Officers including, without limitation one or more Vice Presidents, one or more Assistant Secretaries and a Chief Financial Officer. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

           Section 2. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee to give security for the faithful performance of his duties.

                                    ARTICLE V
                            RESIGNATIONS AND REMOVALS

           Section 1. Removals. The Board of Directors may remove any officers with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Directors may be removed only in accordance with Article III of these Amended and Restated Bylaws.

           Section 2. Resignation. Any director or officer may resign at any time. Resignations shall be made in writing and take effect at the time specified in the writing or, if no time is specified, at the time of its receipt by the Corporation. The acceptance of a resignation will not be necessary to make it effective.

                                   ARTICLE VI
                                      STOCK

           Section 1. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by one or more officers of the Corporation certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

           Section 2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VII
                                   FISCAL YEAR

           The fiscal year of the Corporation will be fixed by resolution of the Board of Directors and may be changed by resolution of the Board of Directors.

                                  ARTICLE VIII
                                     NOTICES

           Section 1. Notices. Whenever, under the provisions of statute, or the Certificate of Incorporation or of these Amended and Restated Bylaws, notice is required to any stockholder, director, or committee member, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to a director at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and notice will be deemed to be given at the time when it is deposited in the United States mail. Notice may also be given by telegram, telex or telephone, followed by written confirmation within ten (10) days.

           Section 2. Waiver. Whenever any notice is required under the provisions of statute, or the Certificate of Incorporation or these Amended and Restated Bylaws, a waiver in writing, signed by the person or persons entitled to notice, whether before or after the time required for such notice, will be deemed equivalent to notice.

                                   ARTICLE IX
                               GENERAL PROVISIONS

           Section 1. Checks. All checks or demands for money or notes of the Corporation will be signed by the officer or officers or other person(s) as the Board of Directors may from time to time designate.

           Section 2. Seal. This Corporation shall not have a corporate seal.

           Section 3. Annual Report. The officers of this Corporation shall annually prepare a report summarizing the activities of the Corporation conducted in the course of its prior fiscal year and distribute it to the stockholders.

           Section 4. Contracts. The Board of Directors may authorize any officer(s) or agent(s) of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation; authority may be general or confined to specific instances. Unless authorized by the Board of Directors, no officer, agent or employee will have any power or authority to bind the Corporation by any contact or engagement, or to pledge its credit or render it liable pecuniarily for any purpose or to any amount.

           Section 5. Loans and Pledges. No loans will be contracted nor pledges or guarantees given on behalf of the Corporation unless specifically authorized by the Board of Directors.

           Section 6. Authorized Signatories. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation will be signed by person(s) and in the manner determined by the Board of Directors and these Amended and Restated Bylaws.

                                   ARTICLE X.
                                 INDEMNIFICATION

           Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as its director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees judgment, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition provided, however, that if the Delaware General Corporation Law requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

           Section 2. Right of Claimant to Bring Suit. If a claim under Section 1 of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

           Section 3. Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquires under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

           Section 4. Insurance. The Corporation may maintain insurance, at its expense to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses liability or loss under the Delaware General Corporation Law.

                                   ARTICLE XI.
                                   AMENDMENTS

           The Certificate of Incorporation may only be altered or amended by a majority vote of the stockholders entitled to vote. The Board of Directors of the Corporation is expressly authorized to make, alter, and repeal the Amended and Restated Bylaws of the Corporation by a majority vote of the entire Board of Directors, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them otherwise.

                                   ARTICLE XII
                             SECRETARY'S CERTIFICATE

           THE UNDERSIGNED, the Secretary of the Corporation, certifies that these Amended and Restated Bylaws of the Corporation dated June 4, 1998 were adopted by the Board of Directors at the meeting held on October 1, 1998, and approved by the stockholders at their annual meeting held on June 4, 1998.


                                        XOX Corporation



                                         /s/ Steven Mercil
                                        ----------------------------------------
                                         Steven Mercil, Secretary

                                   APPENDIX C

                                 XOX CORPORATION
                              AMENDED AND RESTATED
                             1996 OMNIBUS STOCK PLAN
                         EFFECTING THE PROPOSED CHANGES


                                   ARTICLE I.
                                    PURPOSE.

           The purpose of the 1996 Omnibus Stock Plan (the "Plan") is to advance the interests of XOX Corporation (the "Company") and its stockholders by providing an incentive to certain employees of the Company and its subsidiaries and to certain other key individuals who perform services for the Company and its subsidiaries, to contribute significantly to the strategic and long-term performance objectives and growth of the Company and its subsidiaries. This purpose is expected to be achieved by affording employees and other key individuals who perform services for the Company an opportunity to acquire a proprietary interest in the Company through the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights and Reload Options (individually an "Award" and collectively "Awards") as provided herein. Subject to such limits as may be imposed by the Plan, a single Award or any combination of Awards may be granted to an eligible individual.

                                   ARTICLE II.
                                 EFFECTIVE DATE

           The effective date of the Plan shall be June 14, 1996, subject to approval of the Plan by the stockholders of the Company within twelve months thereof.

                                  ARTICLE III.
                           ADMINISTRATION OF THE PLAN

           The Plan shall be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board"), provided that members of the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations and interpretations thereunder ("Section 162(m)"). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. The decision of the Committee on any matter relating to the Plan shall be deemed final and binding upon all persons. No member of the Board or of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any option granted hereunder. Committee members may be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

           Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, (i) to designate the individuals eligible to participate in the Plan; (ii) to grant Awards provided in the Plan in such form and amount as the Committee shall determine, (iii) to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate, and (iv) to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

                                   ARTICLE IV.
                            STOCK SUBJECT TO THE PLAN

           Subject to adjustment as provided in this Plan, the total number of shares of common stock of the Company ("Common Stock") to be issued shall not exceed 1,000,000 shares. If any Award granted hereunder terminates, expires unexercised, does not vest, is exchanged for options without the issuance of shares of Common Stock, or is canceled, the shares of Common Stock reserved for issuance shall again be available for issuance under the Plan, to the extent of any such termination or nonuse. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for issuance under the Plan. Shares of Common Stock that may be issued hereunder may be authorized and unissued stock, or may be treasury stock purchased for or held by the Company as such, or a combination thereof. Appropriate adjustments in the number of shares of Common Stock that may be available for issuance under the Plan and adjustments in the number of shares of Common Stock subject to outstanding Awards, or an adjustment in the exercise price of any Award may be made by the Committee in its discretion to give effect to adjustments made in the number of shares of Common Stock of the Company through any merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other similar change in the corporate structure of the Company affecting its capitalization, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend.

                                   ARTICLE V.
                                   ELIGIBILITY

           The granting of Awards to employees and other key individuals, including outside directors, who perform services for the Company, or any subsidiary, is solely at the discretion of the Committee. In making this selection, the Committee shall consider any factors deemed relevant.

                                   ARTICLE VI.
                              DURATION OF THE PLAN

           The Plan shall remain in effect until all shares reserved for issuance pursuant to the Plan shall have been purchased pursuant to options granted under the Plan, provided that Awards under the Plan must be granted not later than ten years after the effective date of the Plan.

                                  ARTICLE VII.
                             GENERAL TERMS OF AWARDS

           Section 1. Date of Grant and Term. An Award agreement shall specify the date of grant, which shall be the date on which the Committee grants an Award or any later date which the Committee specifically designates and the term of each Award as determined by the Committee.

           Section 2. Number of Shares of Common Stock. An Award agreement shall specify the number of shares of Common Stock to which it pertains.

           Section 3. Transferability and Exercisability.

                      (1) The Committee shall have the authority to determine whether an Award shall specify periods after the date of grant during which the Award or any portion thereof may not yet be exercisable, including provisions applicable to persons subject to Section 16 of the Exchange Act.

                      (2) Except as otherwise specifically provided in this Plan or an Award agreement, Awards granted to an individual ("Holder") may be exercised only by the Holder and only while an employee of the Company or a subsidiary of the Company or otherwise performing services for the Company or a subsidiary and only if the Holder has been continuously so employed or engaged since the date such Awards were granted; provided, however, that in the event of disability of a Holder, Awards may be exercised by the Holder not later than the earlier of the date the Award expires or one year after the date such employment or performance of services ceases by reason of disability, but only with respect to an Award exercisable at the time such employment or performance of services ceases.

                      (3) Absence from the Company due to leave or any other interruption in the performance of services by a Holder shall, if approved by the Committee, not be deemed a cessation or interruption of employment or services for the purposes of the Plan.

                      (4) Except as otherwise specifically provided in an Award agreement, no Award shall be assignable or transferable by a Holder to whom it is granted except that it may be transferable by will or the laws of descent and distribution. An option so transferred may be exercised after the death of the Holder to whom it is granted only by such Holder's legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such Holder and only with respect to an Award exercisable at the time of death.

                      (5) In no event shall any Award be exercisable at any time after its expiration date unless extended by the Committee. When an Award is no longer exercisable, it shall be deemed to have lapsed or terminated.

                      (6) Except as otherwise specifically provided in an Award agreement, notwithstanding any provision of Section 7.C, if within one year after the termination of employment with or performance of services for the Company, a Holder is employed or retained by a firm that competes with the business of the Company or such Holder violates any confidentiality agreement with the Company, the Company may cancel and rescind all Awards held by such Holder and demand return of the economic value of any Award which was realized or obtained (measured at the date of exercise) by such Holder at any time during the period beginning on the date which is twelve months prior to the date of termination.

           Section 4. Methods of Exercise. Subject to the terms and conditions of the Plan and the terms and conditions of an Award agreement, an Award may be exercised in whole or in part from time to time, by delivery to the Company at its principal office a written notice of exercise specifying the number of shares with respect to which the Award is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time. Payment may be made (i) in cash, (ii) in shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of exercise or (iii) in a combination of cash and Common Stock. The Committee may also, in its sole discretion, permit Holders to deliver a notice of exercise of options and simultaneously to sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by proper officers of the Company, which approval will not be unreasonably withheld, using the proceeds from such sale as payment of the exercise price. No shares of Common Stock shall be issued until full payment therefor has been made.

           Section 5. Rights as a Stockholder. A Holder shall have no rights as a stockholder with respect to any Common Stock covered by an Award until exercise of such Award and issuance of shares of Common Stock. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

           Section 6. General Restriction. Each Award shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Common Stock subject to such Award on any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of Common Stock thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Board.

                                  ARTICLE VIII.
                                  STOCK OPTIONS

           Section 1. General. It is intended that certain options granted under the Plan shall be incentive stock options ("Incentive Stock Options") and shall meet the applicable requirements of and contain or be deemed to contain all provisions required under Section 422 of the Code or corresponding provisions of subsequent revenue laws and regulations in effect at the time such options are granted; that other options shall not meet such requirements and shall be nonqualified stock options ("Nonqualified Options"); and that any ambiguities in construction shall be interpreted in order to effectuate such intent. Such options shall be subject to the terms and conditions set forth elsewhere in the Plan. The exercise price of each option shall be determined by the Committee at the time the option is granted, provided that in no event can the exercise price be less than 85% of the Fair Market Value of such shares of Common Stock on the date of grant of such option; and provided, further, the determination shall take into account any requirements under the Code and, with respect to individuals to whom Section 162(m) is applicable, the amount of the exercise price shall be not less than 100% of the Fair Market Value of such shares of the Common Stock on the date of grant of such option.

           Section 2. Incentive Stock Options.

                      (1) The term of any Incentive Stock Option shall meet the requirements of Section 422 of the Code. Any Incentive Stock Option shall be treated as "outstanding" until it is exercised in full or expires by reason of lapse of time. In no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of such shares of the Common Stock on the date of grant of such option or such other amount required by the Code.

                      (2) If an option is granted to an individual who owns, directly or indirectly, Common Stock or other capital stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary immediately after such option is granted, the amount of the exercise price shall be equal to 110% of the Fair Market Value of such shares of Common Stock on the date of grant and such option shall expire five years from the date of grant.

                      (3) To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of grant of the Incentive Stock Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) exceeds $100,000 or such other limit as may be imposed by the Code, such options shall be treated as options which are not Incentive Stock Options. In applying the foregoing limitation, options shall be taken into account in the order in which they were granted.

                      (4) In the event of termination of the employment of a Holder of an Incentive Stock Option, such Holder shall have up to three (3) months after the date of termination or such lesser time as provided in an Award agreement (but in no event later than the expiration date of the term of an Incentive Stock Option) to exercise any Incentive Stock Options to the extent that the Holder was entitled to exercise the Incentive Stock Option at the date of termination of employment. To the extent that the Holder was not entitled to exercise the Incentive Stock Option at the date of termination of employment, or if the Holder fails to exercise an Incentive Stock Option within the time specified herein, the Incentive Stock Option shall terminate. Except in certain circumstances, if a bona fide leave of absence extends beyond 90 days, an employment relationship is deemed to terminate as of the 91st day of the leave.

                                   ARTICLE IX.
                                 RELOAD OPTIONS

           Section 1. Authorization of Reload Options. Concurrently with the award of Nonqualified Options or the award of Incentive Stock Options to any participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal:

                      (1) the number of shares of Common Stock used to exercise the underlying Nonqualified Options or Incentive Stock Options and

                      (2) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualified Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Nonqualified Options, Incentive Stock Options or Reload Options through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986.

           Section 2. Reload Option Amendment. Each Nonqualified Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Nonqualified Options or Incentive Stock Options. Upon the exercise of an underlying Nonqualified Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

           Section 3. Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

           Section 4. Term. The term of each Reload Option shall be equal to the remaining option term of the underlying Nonqualified Option or Incentive Stock Option.

           Section 5. Termination of Employment. No additional Reload Options shall be granted to optionees when Nonqualified Options, Incentive Stock Options or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

                                   ARTICLE X.
                            STOCK APPRECIATION RIGHTS

           Section 1. Award of Stock Appreciation Rights. The Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock, a related stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the option in lieu of exercising the option. SARs shall be evidenced by written agreements in such form as the Committee may from time to time determine.

           Section 2. Exercise. An optionee who has been granted SARs may, from time to time, in lieu of the exercise of an equal number of options, elect to exercise one or more SARs and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections 10(D) and 10(E). SARs shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any SARs.

           Section 3. Amount of Payment. The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the option related to said SAR was granted or became effective, as the case may be.

           Section 4. Form of Payment. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 10(C) by the Fair Market Value of a share of Common Stock on the exercise date of such SARs. As soon as practicable after exercise, the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock.

           Section 5. Effect of Exercise. The exercise of any SARs shall cancel an equal number of Nonqualified Options, Incentive Stock Options, and Reload Options, related to said SARs.

                                   ARTICLE XI.
                             RESTRICTED STOCK AWARDS

Awards of Common Stock subject to forfeiture and Transfer Restrictions ("Restricted Stock") shall be evidenced by agreements in such form as the committee shall from time to time approve, which agreements shall be subject to the terms and conditions contained in the plan and any additional terms and conditions established by the committee that are consistent with the plan.

           Section 1. Grant of Restricted Stock. Each grant of Restricted Stock made under the Plan shall be for such number of shares of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such grant of Restricted Stock. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the Restricted Stock grant. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock grants.

           Section 2. Delivery of Common Stock and Restrictions. At the time of a Restricted Stock grant, a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such shares; (ii) none of the shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the shares shall be forfeited and all rights of the grantee to such shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Stock was granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares of Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted shares of Common Stock.

           Section 3. Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the grant of Restricted Stock are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the grant of Restricted Stock or in the Plan shall lapse as to the Restricted Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

                                  ARTICLE XII.
                                CHANGE OF CONTROL

In the event of a threatened or actual Change of Control of the Company as hereinafter defined, whether or not approved by the Board of Directors, all Awards shall fully vest, unless otherwise limited by the Committee in the Award agreement, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plans, shall continue to be exercisable for three years following the later of the threatened or actual Change of Control, but not later than ten years after the date of grant. A Change of Control means the earliest to occur of (i) a public announcement that a party shall have acquired or obtained the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock of the Company, (ii) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a party of 30% or more of the outstanding shares of Common Stock of the Company or (iii) the occurrence of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination thereof, that causes (or would cause) the persons who were directors of the Company immediately before such Change of Control to cease to constitute a majority of the Board of Directors of the Company or any parent of or successor to the Company; provided, however, a Change of Control shall not include any private or public offering of securities by the Company, the primary purpose of which is to raise capital for use by the Company in its operations.

                                  ARTICLE XIII.
                                WITHHOLDING TAXES

The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind, including FICA taxes, required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its Fair Market Value on the date the amount of the tax withholding is determined.

                                  ARTICLE XIV.
                              AMENDMENT OF THE PLAN

The Plan may be amended, suspended or discontinued in whole or in part at any time and from time to time by the Board, including an amendment to increase the number of shares of Common Stock with respect to which options may be granted, provided however that no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or successor rule and with other applicable law, including the Code. No amendment or discontinuance of this Plan shall, without the written consent of the Holder with respect to such Award, adversely affect any Award theretofore granted to the Holder. Subject to the foregoing and the requirements of Section 162(m), the Board may, in accordance with the recommendation of the Committee and without further action on the part of the stockholders of the Company or the consent of participants, amend the Plan, to preserve the employer deduction under Section 162(m).

                                   ARTICLE XV.
                                  MISCELLANEOUS

           Section 1. Use of Proceeds. The proceeds derived from the sale of shares of Common Stock pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

           Section 2. Subsidiary. As used herein with respect to Incentive Stock Options, the term "subsidiary" shall mean "subsidiary corporation," as defined in Section 424 of the Code.

           Section 3. Compliance with Rule 16b-3 and Section 162(m). With respect to employees subject to Section 16 of the Exchange Act or Section 162(m), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and avoid loss of the deduction referred to in paragraph (1) of Section 162(m). Anything in the Plan or elsewhere to the contrary notwithstanding, to the extent any provision of the Plan or action by the Committee fails to so comply or avoid the loss of such deduction, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

           Section 4. Fair Market Value. If the Company's Common Stock is traded in the over-the-counter market or on the NASDAQ Stock Market or similar market, "Fair Market Value" shall mean the mean average of the bid and asked prices of the Common Stock as reported in The Wall Street Journal or as quoted by a market maker; if the Common Stock is listed on an exchange, Fair Market Value shall mean the mean average of the high and low prices of the Common Stock as reported in The Wall Street Journal; and if the Common Stock is not so traded or listed or the Common Stock does not trade on the relevant date, Fair Market Value shall mean the value determined in good faith by the Board of Directors.

                                 XOX CORPORATION

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 4, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven Mercil, Chief Executive Officer, and Steven B. Liefschultz, Chairman of the Board, or either of them acting in the absence of the other, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the Common Stock of XOX Corporation, a Minnesota corporation (the "Company"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Decathlon Hotel and Athletic Club, 1700 E. 79th Street, Bloomington, Minnesota, at 1:30 p.m. local time, on June 4, 1998, and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5.



               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------


                       XOX CORPORATION 1998 ANNUAL MEETING

1.   ELECTION OF DIRECTORS:  CLASS I - STEVEN MERCIL, THOMAS J. LUCAS AND
                             STEVEN B. LIEFSCHULTZ
                             CLASS II - JOHN SHERBIN II
                             CLASS III - BERNARD J. REECK AND RICHARD L. FAST

                             [ ] FOR all                 [ ] WITHHOLD AUTHORITY
                                 nominees listed to          to vote for all
                                 the left (except as         nominees listed
                                 specified below).           to the left.



(Instructions: To withhold authority to vote for any indicated nominee, write
the name(s) of the nominee(s) in the box provided to the right.) [             ]


2.   To amend the Company's Certificate of Incorporation.
                                          [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

3.   To amend the Company's Bylaws.
                                          [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

4.   To amend the Company's 1996 Omnibus Stock Plan.
                                          [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

5. To ratify and confirm the appointment of Ernst & Young LLP as the auditors for the Company for the fiscal year ending December 31, 1998.
                                          [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

6. To act upon such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.
                                          [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

Address Change?    [ ]    Date________  NO. OF SHARES___________________________
MARK BOX
Indicate changes below:



                                        ________________________________________
                                        SIGNATURE(S) IN BOX

                                        Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.